UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2019

DERMTECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38118	84-2870849
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11099 N. Torrey Pines Road, Suite 100

La Jolla, CA 92037

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code (858) 450-4222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DMTK	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

By letter dated October 16, 2019, DermTech, Inc., or the Company, was notified by The Nasdaq Stock Market LLC, or Nasdaq, that the Nasdaq Hearings Panel, or the Panel, determined to delist the Company’s warrants previously trading on The Nasdaq Capital Market under the ticker symbol “DMTKW”, or the Public Warrants, due to the Company’s failure to demonstrate compliance with Nasdaq Listing Rule 5515(a)(4), which requires the Company to have a minimum of 400 round lot holders of its publically traded warrants. Accordingly, the Company’s Public Warrants were suspended from The Nasdaq Capital Market effective at the open of trading on October 18, 2019, at which time the Public Warrants became available for quotation under the trading symbol “DMTKW” on the Pink Market operated by OTC Markets Group Inc. Information regarding OTC Markets Group Inc. can be found at www.otcmarkets.com. Following the expiration of all review periods, Nasdaq will file a Form 25 with the Securities and Exchange Commission to formally delist the Company’s Public Warrants.

Item 8.01. Other Events.

On October 18, 2019, the Company issued a press release announcing that the Panel has granted the Company’s request for continued listing of its common stock on The Nasdaq Capital Market, subject to compliance with certain conditions. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K. The contents of the press release are hereby incorporated by reference.

Item 9.01. Exhibits.

(d) Exhibits.

The list of exhibits is set forth on the Exhibit Index of this Current Report on Form 8-K and is incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Description	Filed Herewith	Form	Incorporated by Reference File No.	Date Filed

99.1	Press Release, dated October 18, 2019	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DERMTECH, INC.

Date: October 18, 2019	By:	/s/ Kevin Sun
Name: Kevin Sun
Title: Chief Financial Officer

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